UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     October  12, 2004

                          IMMUNOTECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-24641                              84-1016435
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        (Commission File Number)           (IRS Employer Identification No.)


     1661 Lakeview Circle, Ogden, UT                              84403
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(Address of Principal Executive Offices)                       (Zip Code)

                                  801-399-3632
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

Rose, Snyder & Jacobs ("Rose Firm") has informed Immunotechnology Corporation (the "Company") that it resigned as the Company's principal accountants effective October 4, 2004. The Rose Firm's audit reports on the Company's financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope. The audit reports were qualified as to uncertainty as to the Company continuing as a going concern.

During the Company's two most recent fiscal years ended December 31, 2003 and the subsequent interim period through the date of the Rose Firm's resignation,
(i) there were no disagreements with the Rose Firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the Rose Firm's satisfaction, would have caused the Rose Firm to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Rose Firm with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested the Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of the Rose Firm's letter to the Securities and Exchange Commission.

The Company has appointed the CPA firm of H & J associates, LLC to be its principal accountants and auditors.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits - - Exhibit 16.1 Letter from the firm of Rose, Snyder & Jacobs to the Securities and Exchange Commission dated October 12, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2004            IMMUNOTECHNOLOGY CORPORATION



                                    By:  /s/ Mark A. Scharmann,
                                         Chief Executive Officer and
                                         Chief Financial Officer



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